UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported): October 28, 2004
                                                          ----------------


                             Buckeye Partners, L.P.
                 -----------------------------------------------
                 (Exact Name of Registrant Specified in Charter)


        Delaware                     1-9356                   23-2432497
------------------------ -------------------------- --------------------------
     (State or Other            (Commission File           (I.R.S. Employer
     Jurisdiction of                 Number)              Identification No.)
     Incorporation)



       5002 Buckeye Road
       P.O. Box 368
       Emmaus, PA                                             18049
-----------------------------------------        ----------------------------
  (Address of Principal Executive Offices)                  (Zip Code)




       Registrant's telephone number, including area code: (484) 232-4000
                                                           --------------



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

__ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

__ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

   On October 28, 2004, Buckeye Partners, L.P. issued a press release announcing its third quarter 2004 financial results. The press release is being furnished with this Current Report on Form 8-K as Exhibit 99.1 and is hereby incorporated herein by reference.

   This report (including the exhibit) shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference in any filing made by the Registrant pursuant to the Securities Act of 1933, as amended, other than to the extent that such filing incorporates by reference any or all of such information by express reference thereto.

Item 9.01.  Financial Statements and Exhibits

(c) Exhibits

   The exhibit set forth below is being furnished pursuant to Item 2.02.



 Exhibit Number                       Description
 --------------        ----------------------------------------------
  99.1                 Press release of Buckeye Partners, L.P. issued
                       October 28, 2004




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


                                    SIGNATURE


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 BUCKEYE PARTNERS, L.P.

                                 By: Buckeye Pipe Line Company LLC,
                                     its General Partner


                                    By: STEPHEN C. MUTHER
                                        -------------------------------------
                                         Stephen C. Muther
                                         Senior Vice President Administration,
                                         General Counsel and Secretary



Dated: November 1, 2004





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


                                  Exhibit Index
                                  -------------


Exhibit
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99.1 Press Release, dated October 28, 2004, issued by Buckeye Partners, L.P.